Exhibit 99.1
1 1 Independence Contract Drilling, Inc. May 12, 2022 Investor Presentation

2 2 2 Various statements contained in this presentation, including those that express a belief, expectation or intention, as well a s t hose that are not statements of historical fact, are forward - looking statements. These forward - looking statements may include projections and estimates concerning the timing and success of specific projects and our future revenues, income and capital spe nding. Our forward - looking statements are generally accompanied by words such as “ estimate, ” “ project, ” “ predict, ” “ believe, ” “ expect, ” “ anticipate, ” “ potential, ” “ plan, ” “ goal, ” “ will ” or other words that convey the uncertainty of future events or outcomes. The forward - looking statements in this presentation sp eak only as of the date of this presentation; we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We hav e based these forward - looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business , e conomic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including those discussed under “ Risk Factors ” and “ Management ’ s Discussion and Analysis of Financial Condition and Results of Operations ” included in the Company ’ s filings with the Securities and Exchange Commission, including the Company ’ s Annual Report on Form 10 - K, may cause our actual results, performance or achievements to differ materially from any future res ults, performance or achievements expressed or implied by these forward - looking statements. These risks, contingencies and uncertainties include, but are not limi ted to, the following: • inability to predict the duration or magnitude of the effects of the COVID - 19 pandemic on our business, operations, and financial condition and when or if worldwide oil demand will stabilize and begin to improve ; • decline in or substantial volatility of crude oil and natural gas commodity prices • a sustained decrease in domestic spending by the oil and natural gas exploration and production industry ; • fluctuation of our operating results and volatility of our industry ; • inability to maintain or increase pricing of our contract drilling services, or early termination of any term contract for which early termination compensation is not paid ; • our backlog of term contracts declining rapidly ; • the loss of any of our customers, financial distress or management changes of potential customers or failure to obtain contract renewals and additional customer contracts for our drilling services ; • overcapacity and competition in our industry ; • an increase in interest rates and deterioration in the credit markets ; • our inability to comply with the financial and other covenants in debt agreements that we may enter into as a result of reduced revenues and financial performance ; • unanticipated costs, delays and other difficulties in executing our long - term growth strategy ; • the loss of key management personnel ; • new technology that may cause our drilling methods or equipment to become less competitive ; • labor costs or shortages of skilled workers ; • the loss of or interruption in operations of one or more key vendors ; • the effect of operating hazards and severe weather on our rigs, facilities, business, operations and financial results, and limitations on our insurance coverage ; • increased regulation of drilling in unconventional formations ; • the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment ; and • the potential failure by us to establish and maintain effective internal control over financial reporting .. All forward - looking statements are necessarily only estimates of future results, and there can be no assurance that actual resul ts will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward - looking statements are qualified in their entirety by reference to the factors discussed throughout this presentation and in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10 - K. Further, any forward - looking statement speaks only as of the date of this presentation, and we undertake no obligation to update any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Adjusted Net Income or Loss, EBITDA and adjusted EBITDA are supplemental non - GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company’s management believes adjusted Net Income or Loss, EBITDA and adjusted EBITDA are useful because such mea sures allow the Company and its stockholders to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to its financing methods or capital str ucture. See non - GAAP financial measures at the end of this presentation for a full reconciliation of Net Income or Loss to adjusted Net Income or Loss, EBITDA and adjusted EBITDA. Preliminary Matters

3 3 3 1. Company Background: Pure - Play, 100% Pad - Optimal, Super - Spec U.S. Land Contract Driller 2. Very Constructive Market Dynamics and Outlook 3. Drivers of Returns and Free Cash Flow in Current Market 4. Balance Sheet / Recent Debt Financing Untaps Imbedded Value 5. ESG 6. Conclusion Presentation Outline

4 4 4 COMPANY BACKGROUND Pure - Play, 100% Pad - Optimal, Super - Spec U.S. Land Contract Driller

Introduction: ICD

INDEPENDENCE CONTRACT DRILLING

5

Introduction: ICD

Sector's only publicly-traded, pure-play, Pad-Optimal, Super-Spec drilling contractor focused solely on North America's most attractive oil and natural gas basins

Best-in-Class Asset Quality and Geographic Focus	• Marketed fleet comprised entirely of Pad-Optimal, Super-Spec rigs • Established presence in oil rich Permian play • Leading presence in natural gas rich Haynesville and East Texas regions • Fit-for-purpose rigs engineered/outfitted to address particular basin drivers • All rigs software-optimization-capable
High Quality Customer Base Supported by Industry Leading Customer Service and Operations	• #1 ranked land contract driller for service and professionalism past four years: 2018 - 2021 • Established relationships with publics and well-capitalized private operators • Industry-leading and scalable safety, maintenance and financial systems
Recent Debt Refinancing Drives Incremental Cash Flows and Shareholder Upside	• Extremely tight Super-Spec market driving rapidly improving dayrates, margins and utilization • New liquidity sources allow for new rig reactivations into very tight, constructive Super-Spec market: three additional rig reactivations planned for 2022; additional reactivations will be evaluated for 2023 • Scalable cost structure for organic growth / M&A opportunities
ESG Focus	• Marketed fleet 100% dual-fuel and hi-line power capable • Omni-directional walking reduces operational footprints and environmental impacts • Increasingly diverse workforce: 33% from under-represented groups • Shareholder alignment: executive comp substantially at-risk / performance-based • Leading presence in natural-gas-rich Haynesville / East TX regions that will benefit from natural gas' importance to overall energy transition unfolds in the U.S. and worldwide


ENERGYPOINT RESEARCH INC
Rated 1st in
Service & Professionalism
LAND DRILLERS
Customer Satisfaction
2021


ENERGYPOINT RESEARCH INC
Rated 1st in
Service & Professionalism
Customer Satisfaction
2020


ENERGYPOINT RESEARCH INC
Rated 1st in
Service & Professionalism
Customer Satisfaction
2018-19

6

Rig Fleet & Geographic Markets

14 "300" Series ShaleDriller Rigs

- 1,500 – 2,000 HP drawworks; 25K+ racking / 1M lb. hook with only modest capex
- Three pump / four engine capable; drilling optimization software capable
- Targeting developing market niche for larger diameter casing strings and extreme laterals
- **Dual-Fuel enabled / Hi-Line Electric Power Capable**
- Hi-torque top drive

17 "200" Series ShaleDriller Rigs

- 1,500 HP drawworks; 20K+ racking / 750K lb. hook
- Three pump / four engine capable; drilling optimization software capable
- **Dual-Fuel / Hi-Line Electric Power Capable**

1 "100" Series ShaleDriller Rig

- 1,000 HP drawworks
- Three pump / four engine capable; drilling optimization software capable
- **Dual-Fuel enabled / Hi-Line Electric Power Capable**

ICD Operations Strategically Focused on the Most Prolific Oil and Natural Gas Producing Regions in the United States



New Mexico
Oklahoma
Arkansas
Texas
Louisiana
ICD owned or leased location
ICD Operating Area

ICD CURRENT ACTIVE MARKETED FLEET: 24 RIGS
AVERAGE RIG AGE: 6.72 YEARS[(1)]

(1) Based upon date of first well spud following rig construction or material upgrade

7 7 7 Maximizing Returns By Strategically Marketing ICD Fleet Across Target Markets Texas Oklahoma Arkansas Louisiana New Mexico Permian – Midland Basin 200 Series Target Market Eagle Ford/STX 200 Series Target Market Haynesville/ETX 300 Series Target Market Permian – Delaware Basin 300 Series Target Market

8 8 8 Geographic Mix / Customers Relationships Recent ICD Customers Strong Customer Base Current ICD Operating Rigs By Basin (1) Occidental Petroleum Corporation via Anadarko Petroleum acquisition; ConocoPhillips via Concho Reources acqusition Permian 11 Haynesville / ETX 6 1 1

9 9 9 Very Constructive Market Dynamics and Outlook

10 10 10 Defining a Pad - Optimal Super - Spec Rig Omni - Directional Walking 1500 HP Drawworks High - Pressure Mud Systems (7500 psi) Fast Moving AC Programmable Fleet must have flexibility to provide differing equipment packages to meet particular requirements of E&Ps’ drilling programs • Three pump / four engine: 100% of ICD marketed fleet • High - Torque top drive: 70% of ICD marketed fleet • Enhanced racking (25K ft) : 70% of ICD marketed fleet • Drilling optimization software capable: 100% of marketed fleet • Dual - fuel / Electric Hi - line capable : 100% of marketed fleet Total U.S. Pad - Optimal Super - Spec Supply: ̴ 620 Rigs (1) 455 Pad Optimal Rigs 165 Upgradeable Rigs (2) (1) Source: Enverus and Company estimates. Includes AC, 1500HP+, 750,000lb+ Hookload. Excludes rigs not operating since 20 18 and rigs owned by non - operating entities (2) 1500HP AC Rigs with skidding systems upgradeable to omni - directional walking. Capex estimated at $6M+ per rig.

11 11 11 Accelerating rig count with improving fundamentals Constructive oil supply / natural gas demand fundamentals Rapidly decreasing drilled - but - uncompleted (DUC) inventories Pad Optimal market share consolidating within few players with ICD utilization growth outpacing overall market U.S. pad optimal, super - spec fleet utilization exceeding 80% Drivers for Expected Improvements in Pad - Optimal Utilization / Dayrates

12 12 12 ICD Fleet Utilization Growth Substantially Outperforming Overall Market 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Current CUMULATIVE PERCENTAGE INCREASE IN AVERAGE RIG COUNT SINCE PANDEMIC TROUGH US Land Rig Count % Growth ICD Operating Rig Count % Growth Source: BHI Rig Count (5.6.22) ICD intends to reactivate 3 additional rigs by year - end 2022

13 13 13 U.S. Land Rig Count has Trailed Commodity Price Recovery but Continues to Accelerate 0 20 40 60 80 100 120 0 200 400 600 800 1,000 1,200 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 April '22 U.S. Average Land Rig Count vs WTI Avg U.S. Land Rig Count Avg WTI Price Source: Baker Hughes, EIA

14 14 14 Decreasing DUC Inventories Should Drive Incremental Drilling Activity 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Duc Inventory Completed Wells (Spuds, Completions, DUCs) U.S. Drilled - But - Uncompleted Well (DUC) Inventory Compared to Completed Wells Over Time DUC Inventories Completed Wells Source: EIA

15 15 15 Pad Optimal Fleet Utilization Now Exceeding 80% Drives Incremental Dayrate Increases 0 50 100 150 200 250 300 350 400 450 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 34 35 36 37 38 39 80% Utilization Estimated Pad Optimal Fleet Pad Optimal Operating Rigs: U.S. Land (2) Estimated Pad Optimal Supply (1) 12/31/18 In a market in which the incremental rig generally sets the spot market price, the following are significant drivers of increasing dayrate and margin momentum: • Virtually no “hot” Pad - Optimal Super - Spec availability • Increasing super - spec rig demand required to be met through reactivation of rigs that have now been idle for more than two years - Significant reactivation capex - For AC rigs requiring conversion to meet pad - optimal specs, costs exceed $6.0 million per rig reactivation (1) AC, walking, 1500HP+, 750,000lb hookload +, 3 pumps (7500psi) / 4 engines; excludes rigs stacked as of FYE 2018, skidding rig s, and rigs held by non - operating entities (2) Source: Enverus and Company estimates 4/29/22

16 16 16 Drivers of Returns and Free Cash Flow in Current Market

17 17 17 Drivers Of Returns & Free Cash Flow Through Oil and Gas Cycle Improving Fleet Utilization • Recent refinancing unlocks ICD ability to reactivate Pad - Optimal, Super - Spec rigs into an extremely tight, constructive Super - Spec market • Three reactivations planned for 2022 with additional rig reactivations to be evaluated as 2023 approaches • Next seven ICD reactivations will be 300 Series rigs, which are in shortest supply Increasing Dayrate and Margin Momentum • Dayrates and margins expanding in very tight, constructive super - spec market • U.S. Pad - Optimal fleet utilization exceeding 80% with continuing improvements in U.S. rig count expected • Increasing 300 Series market penetration drives sequential dayrate improvements • Short - term contract structures allow ICD to steadily reprice contracts into an improving dayrate environment, driving sequential improvements in revenue - per - day and rig margin statistics Scalable Cost Structure Drives Substantial Improvements in Cash Flows • Costs to operate a rig do not fluctuate meaningfully with increases in dayrates - dayrate improvements fall directly to bottom line driving incremental margins and cash flows • Contract terms and short - term contract structures allow ICD to pass through labor and other cost increases • Scalable SG&A cost structure: minimal increases in SG&A as operating fleet and revenues increase

18 18 18 300 Series Rigs Lead Transformation of Operating Fleet Compared to Pre - COVID levels 0 5 10 15 20 25 30 Precovid (1Q'20) 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 Current 20 Rig Operating Fleet 24 Rig Operating Fleet Avg ICD 300 Series Rigs Avg ICD Working Rigs Operational Goal: 60% 300 Series ICD Operating Fleet Composition ICD 300 Series Rigs • Rigs meeting these specs command highest dayrates when matched with customers requiring such specification • Minimal excess capacity for rigs meeting 300 Series specification • Recent balance sheet refinancing provides liquidity / capital resources to recommence reactivation of remaining 300 Series rigs, which will drive higher average dayrates and margins across ICD operating fleet • 14 total 300 Series rigs in ICD fleet. • Seven currently operating • Three additional 300 Series reactivations planned for 2022 • Will consider additional reactivations of remaining four 300 Series reactivations in 2023 • Acquired by ICD in 4 Q ’ 18 Sidewinder Merger – current recovery represents first opportunity for ICD to market and place these rigs with customers in an improving rig count environment 13% 300 Series

19 19 19 ICD Margins Expanding in Market Recovery In a continuing market recovery and improving rig count environment, the following factors are positively impacting ICD revenues and margin per day compared to Pre - COVID periods: • 300 Series rig pricing and differentiation • Efficiency improvements made in 2018 and 2019 following Sidewinder Merger (1) and in response to COVID expected to be fully realized and drive additional cost savings • Cost savings from economies of scale • Current short - term contract structures permit steady repricing of contracts into an improving market. Cost escalation provisions and frequent repricings buffer margins from labor and other cost inflation that is occurring • Dayrate increases are outpacing labor and other inflationary pressures $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 4Q'18 FYE'19 FYE'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 Forecast Revenue Per Day Cost Per Day (1) Sidewinder Merger closed 10/1/2018 (2) Forecast data from ICD 3/7/22 earnings conference call Margin Per Day

20 20 20 ICD Operating Leverage Potential in an Improving Market $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 17 Operating Rigs 20 Operating Rigs 24 Operating Rigs $7,500 $8,750 $10,000 $11,125 $12,500 Adjusted Annualized EBITDA Potential Across Various Rig Margin Per Day Scenarios ICD has significant operating leverage potential in an improving market in which dayrates and U.S. land rig count is increasing Indicative potential Adjusted EBITDA based upon the following additional assumptions: - Cash SG&A: $15.5 million, reflecting recruiting, labor and other cost inflation exceed pre - Covid levels - Indicative operating rigs at full effective utilization ICD 2Q’22 margin expectations approximate $7,500 per day with further sequential increases expected in Q3’22 and Q4’22 Adjusted EBITDA defined as earnings before interest expense, tax expense depreciation expense and stock - based compensation expen se $ 000 s Illustrative Margin Per Day

21 21 21 Balance Sheet / Recent Debt Financing Untaps Imbedded Value

22 22 22 Recent Debt Refinancing Themes • Refinancing completed March 18, 2022 significantly de - risks ICD balance sheet • Prior to refinancing, near - term debt maturities and balance sheet risk impeded investor interest and ICD’s ability to reactivate rigs into a very strong market • Refinancing provides access to liquidity that allows ICD to reactivate seven remaining marketed rigs (all 300 Series) into a very strong market. ICD now plans for three reactivations prior to the end of 2022 and will consider additional reactivations into 2023 • Even assuming full conversion of the new convertible notes issued in the refinancing, significant upside exists for ICD stockholders

23 23 23 Debt Terms / Refinanced Balance Sheet Amount/Maturity • $157.5 million: optional $7.5 million uncommitted accordion upsizing • Matures March 18, 2026 • Defeasance options begin 18 months prior to maturity Interest; PIK Amount • Cash interest at SOFR + 12.5% • Option to PIK Interest at initial rate of SOFR +14% • Following Shareholder Approval (defined below), right to PIK for entire term at SOFR + 9.5% Conversion • Conversion price of $5.07, lowering to $4.51 following Shareholder Approval • Shareholder vote to reduce conversion price and increase authorized shares to occur at 2022 Annual Meeting (the “Shareholder Approval”) • ICD has the right to mandatorily convert Notes in certain change of control transactions involving larger public companies, subject to a minimum MOIC Redemption • During six months immediately following issuance, ICD has right to redeem up to $25 million at 105% + accrued interest; and during period between first six months and 18 months from issuance, up to $25 million at 104% plus accrued interest. Redemptions funded by equity sales at price equal to greater than conversion price (“Optional Redemption Rights”) • Company obligated to offer to redeem notes at par in principal amount of $5.0 million on each of June 30, 2023, Sept 30, 2023, Dec 31, 2023, and in principal amounts of $3.5 million on each of Mar 31, 2024, June 30, 2024 and September 30, 2024 (obligation falls away to extent options redemption rights exercised Governance • Limitation on Voting Rights. Holders common stock ownership post conversion limited to 19.9% or lower of outstanding shares; any conversion in excess of ownership limitations issued in pre - funded, non - voting warrants • Board Rights: Holders entitled to appoint up to three members of a seven - member Board, one of which must be independent, subject to reduction if note ownership declines.

24 24 24 The refinancing checked all the boxes to ensure that ICD has the runway to achieve its financial and operational goals Refinancing Untapping Value in ICD Rig Fleet Eliminated Near - Term Maturities No Cash Interest Expense Option Operational Flexibility Facilitates Path to Deleveraging Protects Shareholder Value Extends debt maturity to March 2026 De - risking balance sheet creates opportunity for ICD to close valuation gap with public company peers Enables meaningful cash savings over time compared to prior cash interest expense obligation; significant source of liquidity to fund rig reactivations $7.5 million uncommitted accordion and minimal covenants with new facility, including generous capital expenditure allowance to enable fleet re - activations and expansion to capitalize on market strength Optional early redemption feature combined with conversion option eliminates major obstacles to longer - term refinancing and de - leveraging Even assuming full conversion of the convertible notes, ICD stockholders continue to participate in substantial upside as ICD closes valuation gap compared to its public company peers

25 25 25 $3.1 $6.1 $9.2 $12.2 $15.3 $18.3 $21.4 $24.5 $27.5 $30.6 $33.6 $36.7 $39.7 $42.8 $45.9 $48.9 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $7.5 $10.6 $13.6 $16.7 $19.7 $22.8 $25.8 $28.9 $32.0 $35.0 $38.1 $41.1 $44.2 $47.2 $50.3 $53.4 $56.4 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Interest Savings Unfunded Accordion New Convertible Notes provide PIK option and significant cash interest savings in the future which can be deployed to accretively reinvest in the business. Unfunded accordion also provides capital flexibility to fund fleet re - activations (1) Immediate Liquidity Boost ($ in millions) Illustrative Cumulative Additional Liquidity Availability Prior Term Loan cash interest paid by Company from Q1 2019 to Q4 2021: $ 30 million 1 ) Accordion is uncommitted. Funds available at the option of one or more of the Noteholders

26 26 26 $39.3 $57.5 $75.8 $0 $50 $100 $150 $200 $0 $50 $100 $150 $200 $7,500 Avg. Rig Margin / Day $10,000 Avg. Rig Margin / Day $12,500 Avg. Rig Margin / Day Total Debt Principal + One Year PIK (Less $50mm Redemption) (1) Clear Path to Deleveraging Normalizing Margins Drive Lower Leverage Multiples Increasing Dayrates 1) Reflects effect of one year of PIK interest accrued at 10.5%. Excludes ABL Credit Facility and finance leases 2) Assumes 20 rigs working at 100% utilization and $15.5 million of cash SG&A expense 3) $7,500 average rig margin / day is consistent with Q2 2022 guidance provided from the Company’s Q1’22 earnings conference cal l Total Debt Principal + One Year PIK (1) Debt / EBITDA Multiples Deleveraging Opportunity 4.5x 3.2x 3.0x 2.2x 2.3x 1.7x (Annualized EBITDA in millions) (Debt in millions) (2) (2) (2) (3) Illustrative EBITDA based upon 20 rig operating fleet, which is ICD target level by 12/31/22; excludes impact from any additional rig reactivations in 2023

27 27 27 Significant potential for uplift as the overhang related to our prior leverage profile gives way to imbedded value in our premier fleet. Newbuild super - spec rigs estimated to cost $25+ million with 9+ month lead times Adjusted Enterprise Value / Active Rig (2) ($ in millions) Significant Potential Value Uplift 1) Source: Capital IQ, public filings and Enverus. As of May 11, 2022. Active rig counts represent U.S. active rigs per Enveru s. Adjusted Enterprise Values reflect estimated proportion of total company represented by U.S. land drilling business based upon reported asset book values, or if book values not available, segment revenues as reported. Enterprise values assoc iat ed with non - drilling segments are estimated based on reported book values where applicable 2) Reflects conversion price of $4.51 per share ICD is materially undervalued vs. peers based on $/rig metrics Unconverted As - Converted (2) Even assuming a $7.00 share price, ICD is discounted on $/rig metrics $26.0 $22.1 $21.3 $19.3 $16.5 $11.9 $10.1 $20.0 $17.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Company A Company B Company C Company D Company E ICD @ Market (17 Rigs) ICD @ Market (20 Rigs) ICD @ $7.00 (17 Rigs) ICD @ $7.00 (20 Rigs)

Significant Potential Value Uplift

28

Even assuming full conversion of the convertible notes, significant upside exists for ICD stockholders as they participate in value creation driven by a constructive market, additional rig reactivations and ICD closing the valuation gap between its public company peers

- PIK interest over the two-year period following issuance of new notes is expected to exceed the cost to reactivate ICD's next seven 300 Series rigs
- Current public company valuations for active super-spec rigs currently estimated to average near $20 million across public company comps
- Illustrative table based on the following assumptions:
  - ICD reactivates three additional 300 Series rigs in 2022
  - ICD reactivates four additional 300 Series rigs in 2023
  - ICD elects PIK interest through second year of Notes
  - No redemption of Notes during term
  - Convertible notes fully convert at maturity
  - Ignores any cash build up during Note term

Illustration of potential stockholder upside assuming full conversion of convertible notes
($000s except per share data)

	Year 1	Year 2	Year 3	Maturity
4 Year Notes: Beginning Balance	$157,500	$174,038	$192,311	$192,311
PIK Interest Rate	10.50%	10.50%	10.50%	10.50%
Potential PIK Interest	$16,538	$18,274	$0	$0
Ending Note Balance	$174,038	$192,311	$192,311	$192,311
Conversion rate	$4.51	$4.51	$4.51	$4.51
Potential Share Dilution (000s)	38,589	42,641	42,641	42,641
Share Outstanding 1Q22 (000s)	13,617	13,617	13,617	13,617
Total Potential Sharecount (000s)	52,206	56,258	56,258	56,258
Ending Active Rigs	20	24	24	24
Enterprise Value per Active Rig				
$12.5M per rig	$250,000	$300,000	$300,000	$300,000
$15.0M per rig	$300,000	$360,000	$360,000	$360,000
$17.5M per rig	$350,000	$420,000	$420,000	$420,000
$20.0M per rig	$400,000	$480,000	$480,000	$480,000
$22.5M per rig	$450,000	$540,000	$540,000	$540,000
Indicative Value Per Share (fully-diluted)				
$12.5M per rig	$4.79	$5.33	$5.33	$5.33
$15.0M per rig	$5.75	$6.40	$6.40	$6.40
$17.5M per rig	$6.70	$7.47	$7.47	$7.47
$20.0M per rig	$7.66	$8.53	$8.53	$8.53
$22.5M per rig	$8.62	$9.60	$9.60	$9.60

29 29 29 ICD Positioning in a Consolidating Market 0 20 40 60 80 100 120 140 Public A Public B Public C Public D Public E ICD Private 1 PES(3) Private 2 Public F Public G Private 3 Others (4 total) Number of Operating Super - Spec or AC Rigs Convertible into Super - Spec Rigs ICD Target Markets: TX, LA, NM (1) (1) Enverus as of 3/11/22. Active AC rigs with 1500 - 2000hp drawworks (2) Defined as a company listed on NYSE, NASDAQ, or Toronto Exchanges with market cap of at least US$350M and public float of at lea st US$280M. (3) Pioneer Energy Services acquired by PTEN during 4Q’21. Estimated fleet in target market as of 10/1/21 • ICD well positioned to participate in industry consolidation activity as it develops during the current market upcycle • ICD SG&A overhead structure scalable and will not materially increase in the event of additions to its operating fleet in its target markets • ICD has the ability to mandatorily convert the convertible notes and deliver a delevered company in transaction with larger public company (2)

30 30 30 ESG

31 31 31 ESG and Sustainability Focused Environment ICD operations substantially reduce GHG emissions and environmental footprints at the wellsite • 100% of ICD marketed rigs are dual - fuel enabled and high - line capable, permitting substantial reduction and elimination of GHG emissions at the wellsite from rig operations • 100% of ICD rigs utilize omni - directional walking systems that enable large - scale pad operations which substantially reduces environmental footprints at the wellsite • 100% of ICD rigs utilize energy - efficient LED lighting and/or crown lighting which substantially reduces energy use and “dark sky” environmental impacts • ICD is a leading provider of contract drilling services in the natural gas producing regions located in ETX/Haynesville areas which are expected to become increasingly relevant as energy transition efforts continue to develop and accelerate Social ICD believes our people are our greatest resource and continuously focuses on creating a culture where employee safety, opportunity, well - being and development is prioritized • ICD utilizes leading safety management and training systems. 100% of ICD employees completed social, ethics and compliance training in 2020 • ICD is committed to a culture of diversity and inclusion - 33% of ICD’s workforce is currently comprised of historically underrepresented groups (1) • ICD provides industry leading health and welfare benefits focused on employee well - being • ICD actively participates in community outreach programs in regions where we operate Governance ICD’s Board prioritizes shareholder alignment and ESG initiatives that benefit all stakeholders and the environment • Board level oversight of ESG goal setting, performance and outreach • ICD Executive LTIP compensation substantially at - risk and performance - based, and thus closely aligned with shareholder interests • Executive compensation structures include safety, environmental and other ESG goals and metrics (1) As of March 31, 2022

32 32 32 ICD ShaleDriller Rigs Substantially Reduce and Eliminate GHG Emissions at the Wellsite Utilizing natural gas rather than diesel substantially reduces GHG emissions. ICD customers routinely use field natural gas to power our rigs, providing even more significant positive impacts on the environment. The first rig ICD built in 2012 was equipped with Dual - Fuel engines and today 100% of ICD’s marketed fleet is equipped with Dual - Fuel capabilities. Dual Fuel Equipped 100% of ICD’s Rigs Similar to an electric car, utilizing the electric grid to power a rig ’ s engines substantially eliminates GHG emissions at the wellsite. All ICD rigs are capable of running on Hi - Line Electric Power. ICD began operating rigs on Hi - Line Electric power in 2019 and continually markets this option to its customers where operational infrastructure permits. Hi - Line Electric Power Capable 100% of ICD’s Rigs LED/CROWN LIGHTING 100% of ICD’s Rigs In 2019, ICD converted all of its rigs from fluorescent lighting to LED lighting and is in process of converting all of its rigs from traditional lighting to crown lighting systems. LED and crown lighting systems substantially reduce energy use and eliminate light pollution, in particular in environmentally sensitive areas where “dark sky” environmental issues exist.

33 33 33 US Land Drilling’s Only Publicly - Traded, Pure - Play, Pad - Optimal, Super - Spec, Growth Story Highest Asset Quality 100 % Super Spec - Pad Optimal Marketed Fleet with Best Geographic Focus Improving Dayrates & Utilization Driven by Market Fundamentals Market Share Gains Driven By 300 Series Rigs and Overall Market Consolidation Poised for Significant Free Cash Flow Yields Fleet 100% Dual - Fuel Enabled / Electric Hi - Line Capable: Substantial GHG Reduction / Elimination Customer Focused and Proven Operational Excellence Geographic Locations Focused on Most Prolific Oil and Natural Gas Producing Regions

34 34 34 Investor Contact Information Email inquiries: investor.relations@icdrilling.com Phone inquiries: (281) 878 - 8710